Exhibit 99.1

          Financial Institutions, Inc. Reports Second Quarter Earnings


    WARSAW, N.Y., July 20 /PRNewswire-FirstCall/ -- Financial Institutions, Inc. (Nasdaq: FISI) today reported second quarter 2004 net income of $5.6 million, an increase of $1.9 million over second quarter 2003 net income of $3.7 million and an increase of $3.0 million over the $2.6 million earned in the first quarter of 2004. Diluted earnings per share for the second quarter of 2004 were $0.46, compared to $0.29 per share for the second quarter of 2003 and $0.20 for the first quarter of 2004. Net income for the first six months of 2004 was $8.2 million or $0.66 per share compared to $7.9 million or $0.64 per share for the same period in 2003. The improved earnings for the second quarter of 2004 were largely the result of a decrease in the provision for loan losses, which was $2.5 million for the second quarter of 2004 compared to $5.3 million for the second quarter of 2003 and $4.8 million for the first quarter of 2004. The Company also recorded a gain in the second quarter of 2004 of $1.2 million from the sale of its credit card portfolio.

    Peter G. Humphrey, President and CEO of Financial Institutions, Inc. (FII) stated: "The Company has focused considerable resources on managing credit risk and resolving credit quality issues. Our improved earnings are reflective of those efforts. Our overall level of nonperforming assets remains relatively high, but progress on resolution of our asset quality issues has gained momentum. Earnings have increased, our capital position is strong and we continue to penetrate markets we have recently entered."

    Nonperforming assets declined to $49.978 million at June 30, 2004, compared to $52.103 million at December 31, 2003 and $50.676 million at June 30, 2003. Net loan charge-offs for the second quarter of 2004 were $1.6 million, or 0.48% of average loans, down from $2.2 million, or 0.66% of average loans in the same period last year. The ratio of the allowance for loan losses to nonperforming loans was 63% at June 30, 2004, compared to 56% at December 31, 2003 and 53% at June 30, 2003. The ratio of the allowance for loan losses to total loans increased to 2.38% at June 30, 2004, compared to 2.16% at December 31, 2003, and 1.93% at June 30, 2003.

    In the second quarter of 2004, net interest income decreased 3% to $18.7 million, compared to $19.2 million in the second quarter of 2003. Net interest margin was 3.82% for the second quarter of 2004, a drop of 16 basis points from 3.98% for the same period last year and a decline of 4 basis points from the first quarter of 2004. The decline in net interest income and net interest margin results from the low interest rate environment coupled with decreased loan production. Total loans at June 30, 2004 were $1.302 billion, a decline of $43 million from December 31, 2003 and down $69 million from one year ago. The Company has been actively working to reduce credit risk in the loan portfolio.

    Noninterest income increased 18% in the second quarter of 2004 to $7.3 million compared to $6.2 million for the same period last year. The most significant item impacting noninterest income during the recent quarter was the $1.2 million gain from the sale of the credit card portfolio. This gain was partially offset by a decrease in mortgage banking income from $951,000 in the second quarter of 2003 to $601,000 in the current quarter, a direct result of the decline in the volume of residential mortgage loans sold relative to the record refinancing activity of 2003.

    Noninterest expense for the second quarter of 2004 totaled $15.7 million compared with $14.9 million for the second quarter of 2003. The increase in noninterest expense is attributable to higher credit collection costs and costs for additional lending and credit administration staff. The additional noninterest expenses, coupled with a slowing of revenue growth, are the principal factors in the increase in the Company's efficiency ratio to 59.51% for the three months ended June 30, 2004, compared to 53.41% for the same period a year ago.

    At June 30, 2004 the Company had total assets of $2.179 billion, a 1% decrease from $2.194 billion at June 30, 2003. Total deposits were $1.849 billion at the end of second quarter 2004, compared with $1.826 billion a year earlier. Total shareholders' equity at June 30, 2004 was $177 million compared to $186 million a year earlier. The decrease in shareholders' equity reflects a $16 million year-over-year decline in the fair value of securities available for sale, net of taxes. Book value per common share at June 30, 2004 was $14.20, a decrease of 6% from $15.11 at June 30, 2003. Common stock dividends of $0.16 per share were declared in the second quarter of 2004 and 2003.


    FII is the bank holding company parent of Wyoming County Bank, The National Bank of Geneva, Bath National Bank, and First Tier Bank and Trust. The four banks provide a wide range of consumer and commercial banking services to individuals, municipalities, and businesses through a network of 49 offices and 70 ATMs in Western and Central New York State. FII's Financial Services Group also provides diversified financial services to its customers and clients, including brokerage, trust, insurance and employee benefits and compensation consulting. More information on FII and its subsidiaries is available through the Company web site at http://www.fiiwarsaw.com.


    This press release may contain forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current beliefs or projections. Please refer to the Company's filings with the Securities and Exchange Commission for a summary of important factors that could affect the Company's forward-looking statements. The Company undertakes no obligation to revise these statements following the date of this press release.



                FINANCIAL INSTITUTIONS, INC. AND SUBSIDIARIES
                       Consolidated Statement of Income
               (Dollars in thousands, except per share amounts)

                          For the three months ended
                                   June 30,
                               2004         2003         $             %
                                                      Change       Change

    Interest income          $26,414      $28,764     $(2,350)         (8)%
    Interest expense           7,718        9,571      (1,853)        (19)%
      Net interest income     18,696       19,193        (497)         (3)%
    Provision for loan losses  2,516        5,311      (2,795)        (53)%
      Net interest income
       after provision for
       loan losses            16,180       13,882       2,298          17%

    Noninterest income:
      Service charges on
       deposits                3,047        2,771         276          10%
      Financial services group
       fees and commissions    1,545        1,328         217          16%
      Mortgage banking
       activities                601          951        (350)        (37)%
      Gain on sale and call
       of securities              24          151        (127)        (84)%
      Gain on sale of credit
       card portfolio          1,177            -        1,177        N/A
      Other                      870          959          (89)        (9)%
        Total noninterest
         income                7,264        6,160        1,104         18%

    Noninterest expense:
      Salaries and employee
       benefits                9,068        8,036        1,032         13%
      Other                    6,596        6,911         (315)        (5)%
        Total noninterest
         expense              15,664       14,947          717          5%

    Income before income taxes 7,780        5,095        2,685         53%
    Income taxes               2,220        1,445          775         54%
    Net income                 5,560        3,650        1,910         52%

    Preferred stock dividends    374          374            -          -%

    Net income available to
     common shareholders      $5,186       $3,276       $1,910         58%

    Memo: Taxable-equivalent
     net interest income     $19,829      $20,332        $(503)        (2)%

    Per common share data:
     Net income - basic        $0.46        $0.29        $0.17         59%
     Net income - diluted      $0.46        $0.29        $0.17         59%
     Cash dividends declared   $0.16        $0.16           $-          -%
     Book value               $14.20       $15.11       $(0.91)        (6)%

    Common shares outstanding:
     Weighted average shares
      - actual            11,183,193   11,159,140
     Weighted average shares
      - diluted           11,245,386   11,255,623
     Period end actual    11,195,535   11,156,017

    Performance ratios, annualized:
     Return on average assets   1.01%        0.67%
     Return on average
      common equity            12.66%        7.82%
     Common dividend payout
      ratio                    34.78%       55.17%
     Net interest margin
      (tax-equivalent)          3.82%        3.98%
     Efficiency ratio          59.51%       53.41%

    Asset quality data:
     Loans past due over 90
      days and still accruing $1,685       $1,195
     Restructured loans            -        3,076
     Nonaccrual loans         47,333       45,765
     Other real estate owned     960          640
     Total nonperforming
      assets                 $49,978      $50,676

     Net loan charge-offs     $1,578       $2,227

    Asset quality ratios:
     Nonperforming loans to
      total loans               3.77%        3.65%
     Nonperforming assets to
      total loans and ORE       3.84%        3.70%
     Allowance for loan losses
      to total loans            2.38%        1.93%
     Allowance for loan losses
      to nonperforming loans      63%          53%

     Net loan charge-offs to
      average loans
      (annualized)              0.48%        0.66%

    Capital ratios:
     Average common equity to
      average total assets      7.43%        7.71%
     Leverage ratio             7.03%        6.83%
     Tier 1 risk-based
      capital ratio            10.75%        9.77%
     Risk-based capital ratio  12.01%       11.03%


                FINANCIAL INSTITUTIONS, INC. AND SUBSIDIARIES
                       Consolidated Statement of Income
               (Dollars in thousands, except per share amounts)

                            For the six months ended
                                  June 30,
                             2004         2003          $             %
                                                     Change         Change

    Interest income        $52,731      $57,291     $(4,560)         (8)%
    Interest expense        15,578       19,257      (3,679)        (19)%
      Net interest income   37,153       38,034        (881)         (2)%
    Provision for loan
     losses                  7,312        8,609      (1,297)        (15)%
      Net interest income
       after provision for
       loan losses          29,841       29,425         416           1%

    Noninterest income:
      Service charges on
       deposits              5,865        5,426         439           8%
      Financial services
       group fees and
       commissions           2,965        2,702         263          10%
      Mortgage banking
       activities            1,124        1,736        (612)        (35)%
      Gain on sale and call
       of securities            74          442        (368)        (83)%
      Gain on sale of credit
       card portfolio        1,177            -       1,177          N/A
      Other                  1,912        1,956         (44)         (2)%
        Total noninterest
         income             13,117       12,262         855           7%

    Noninterest expense:
      Salaries and employee
       benefits             18,220       16,917       1,303           8%
      Other                 13,352       13,606        (254)         (2)%
        Total noninterest
         expense            31,572       30,523       1,049           3%

    Income before
     income taxes           11,386       11,164         222           2%
    Income taxes             3,179        3,218         (39)         (1)%
    Net income               8,207        7,946         261           3%

    Preferred stock dividends  748          748           -           -%

    Net income available to
     common shareholders    $7,459       $7,198        $261           4%

    Memo: Taxable-equivalent
     net interest income   $39,411      $40,311       $(900)         (2)%

    Per common share data:
     Net income - basic      $0.67        $0.65       $0.02           3%
     Net income - diluted    $0.66        $0.64       $0.02           3%
     Cash dividends declared $0.32        $0.32          $-           -%

    Common shares outstanding:
     Weighted average shares
      - actual          11,177,082   11,133,222
     Weighted average shares
      - diluted         11,245,792   11,234,187
     Period end actual  11,195,535   11,156,017

    Performance ratios, annualized:
     Return on average assets 0.75%        0.74%
     Return on average
      common equity           9.00%        8.75%
     Common dividend payout
      ratio                  47.76%       49.23%
     Net interest margin
      (tax-equivalent)        3.84%        4.00%
     Efficiency ratio        60.32%       56.15%
     Net loan charge-offs
      to average loans
      (annualized)            0.82%        0.56%


                FINANCIAL INSTITUTIONS, INC. AND SUBSIDIARIES
                Consolidated Statements of Financial Condition
                            (Dollars in thousands)

                                     June 30
                                 2004        2003        $            %
                                                      Change       Change
    ASSETS
    Cash, due from banks and
     interest-bearing deposits $49,953      $64,491  $(14,538)      (23)%
    Federal funds sold           1,685       77,333   (75,648)      (98)%
    Investment securities      727,958      594,583   133,375        22%

    Loans                    1,301,878    1,370,653   (68,775)       (5)%
     Allowance for loan
      losses                   (30,961)     (26,518)   (4,443)       17%
       Loans, net            1,270,917    1,344,135   (73,218)       (5)%

    Goodwill                    40,946       40,621       325         1%
    Other assets                87,319       73,160    14,159        19%

        Total assets        $2,178,778   $2,194,323  $(15,545)       (1)%

    LIABILITIES AND SHAREHOLDERS' EQUITY
    Deposits:
     Demand                   $273,033     $251,994   $21,039         8%
     Savings, money market,
      and int-bearing checking 808,870      799,572     9,298         1%
     Certificates of deposit   767,472      774,667    (7,195)       (1)%
        Total deposits       1,849,375    1,826,233    23,142         1%

    Short-term borrowings       32,969       68,985   (36,016)       (52)%
    Long-term borrowings        83,451       73,216    10,235         14%
    Junior subordinated
     debentures                 16,702            -    16,702        N/A
    Trust preferred securities       -       16,200   (16,200)      (100)%
    Other liabilities           19,518       23,429    (3,911)       (17)%

       Total liabilities     2,002,015    2,008,063    (6,048)         -%

    Shareholders' equity:
     Preferred equity           17,734       17,735        (1)         -%
     Common equity             159,029      168,525    (9,496)        (6)%
        Total shareholders'
         equity (1)            176,763      186,260    (9,497)        (5)%

        Total liabilities
         and shareholders'
         equity             $2,178,778   $2,194,323  $(15,545)        (1)%

    (1) Includes the after-tax impact of net unrealized gains (losses) on investment securities classified as available for sale of $(2,601) and $13,604 at June 30, 2004 and 2003, respectively.


                FINANCIAL INSTITUTIONS, INC. AND SUBSIDIARIES
            Consolidated Average Statements of Financial Condition
                            (Dollars in thousands)

                             For the three months ended
                                     June 30,
                                 2004        2003        $             %
                                                      Change         Change
    ASSETS
    Cash, due from banks and
     interest-bearing deposits $43,147      $42,814     $333           1%
    Federal funds sold          37,387       40,512   (3,125)         (8)%
    Investment securities      735,835      647,383   88,452          14%

    Loans                    1,308,863    1,359,311  (50,448)         (4)%
     Allowance for loan losses (30,493)     (23,818)  (6,675)          28%
      Loans, net             1,278,370    1,335,493  (57,123)         (4)%

    Goodwill                    40,746       40,621      125           -%
    Other assets                81,135       72,188    8,947          12%

       Total assets         $2,216,620   $2,179,011  $37,609           2%

    LIABILITIES AND SHAREHOLDERS' EQUITY
    Deposits:
     Demand                   $261,293     $236,221  $25,072          11%
     Savings, money market,
      and int-bearing checking 840,419      804,196   36,223           5%
     Certificates of deposit   778,605      766,729   11,876           2%
      Total deposits         1,880,317    1,807,146   73,171           4%

    Short-term borrowings       36,984       64,568  (27,584)        (43)%
    Long-term borrowings        85,395       82,443    2,952           4%
    Junior subordinated
     debentures                 16,702            -   16,702          N/A
    Trust preferred securities       -       16,200  (16,200)       (100)%
    Other liabilities           14,763       22,940   (8,177)        (36)%

    Total liabilities        2,034,161    1,993,297   40,864           2%

    Shareholders' equity:
     Preferred equity           17,734       17,737       (3)          -%
     Common equity             164,725      167,977   (3,252)         (2)%
      Total shareholders'
       equity                  182,459      185,714   (3,255)         (2)%

      Total liabilities
       and shareholders'
       equity               $2,216,620   $2,179,011  $37,609           2%


                FINANCIAL INSTITUTIONS, INC. AND SUBSIDIARIES
            Consolidated Average Statements of Financial Condition
                            (Dollars in thousands)

                             For the six months ended
                                      June 30,
                                  2004        2003            $          %
                                                          Change      Change
    ASSETS
    Cash, due from banks and
     interest-bearing deposits  $44,043      $42,890       $1,153        3%
    Federal funds sold           44,766       36,802        7,964       22%
    Investment securities       695,600      643,798       51,802        8%

    Loans                     1,318,997    1,344,732      (25,735)      (2)%
     Allowance for loan losses  (29,787)     (22,896)      (6,891)      30%
      Loans, net              1,289,210    1,321,836      (32,626)      (2)%

    Goodwill                     40,683       40,612           71        -%
    Other assets                 79,647       71,122        8,525       12%

      Total assets           $2,193,949   $2,157,060      $36,889        2%

    LIABILITIES AND SHAREHOLDERS' EQUITY
    Deposits:
     Demand                    $256,937     $232,379      $24,558       11%
     Savings, money market,
      and int-bearing checking  818,768      801,667       17,101        2%
     Certificates of deposit    776,140      745,664       30,476        4%
      Total deposits          1,851,845    1,779,710       72,135        4%

    Short-term borrowings        40,692       62,551      (21,859)     (35)%
    Long-term borrowings         85,732       92,286       (6,554)      (7)%
    Junior subordinated
     debentures                  16,702            -       16,702      N/A
    Trust preferred securities        -       16,200      (16,200)    (100)%
    Other liabilities            14,530       22,714       (8,184)     (36)%

      Total liabilities       2,009,501    1,973,461       36,040        2%

    Shareholders' equity:
     Preferred equity            17,734       17,740           (6)       -%
     Common equity              166,714      165,859          855        1%
      Total shareholders'
       equity                   184,448      183,599          849        -%

      Total liabilities
       and shareholders'
       equity                $2,193,949   $2,157,060      $36,889        2%



SOURCE  Financial Institutions, Inc.
    -0-                             07/20/2004
    /CONTACT: Ronald A. Miller, Senior Vice President and Chief Financial Officer of Financial Institutions, +1-585-786-1102/
    /Photo:  http://www.newscom.com/cgi-bin/prnh/20030114/FISILOGO /
    /Web site:  http://www.fiiwarsaw.com /
    (FISI)

CO:  Financial Institutions, Inc.
ST:  New York
IN:  FIN
SU:  ERN